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                                                                   EXHIBIT 32.2

                    PRINCIPAL FINANCIAL OFFICER CERTIFICATION

     In connection with the annual report on Form 10-K of Staples, Inc. (the "Company") for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John
J. Mahoney, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 3, 2004                  /s/ John J. Mahoney
                                       -------------------------------
                                       John J. Mahoney
                                       Executive Vice President,
                                       Chief Administrative Officer
                                       and Chief Financial Officer
                                       (Principal Financial Officer)